Exhibit 10.6(d)

Authorization ID: HOL405601 Page 1 of 1

Contact ID: VAIL_ASSOCIATES FS-2700-23 (4/97)

Use Code: 161 OMB No. 0596-0082

U.S. DEPARTMENT OF AGRICULTURE

Forest Service

AMENDMENT

FOR

SPECIAL USE AUTHORIZATION

AMENDMENT NUMBER: 3

This amendment is attached to and made a part of the special use authorization (indicated above) issued to VAIL CORPORATION on 11/23/1993 which is hereby amended as follows:

This amendment removes the old map dated October 1, 1991, and replaces it with a new map covering 12,226 acres, prepared by Erik J. Martin on June 11, 2002.

This Amendment is accepted subject to the conditions set forth herein, and to conditions ____N/A___ to ____N/A___ attached hereto and made a part of this Amendment.

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Authorized Officer: _/s/ Martha Ketelle______ Holder: __/s/ William A. Jensen_______

Title: Forest Supervisor Title: SVP & COO - Vail

Date: 5-23-03 Date: 5-21-03